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                                                                   EXHIBIT 10.12

                      TENTH AMENDMENT TO CREDIT AGREEMENT

     THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment" or "Tenth Amendment") dated as of April 1, 1996, ("Effective Date") is between ERC INDUSTRIES, INC. ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower have entered into a Credit Agreement (Borrowing Base), dated February 25, 1991, amended by a First Amendment dated August 31, 1991, Second Amendment dated January 3, 1992, Third Amendment dated May 31, 1992, Fourth Amendment dated December 30, 1992, Fifth Amendment dated February 28, 1994, Sixth Amendment dated February 27, 1995, Seventh Amendment dated July 3, 1995, Eighth Amendment dated December 7, 1995 and Ninth Amendment dated February 26, 1996 (as amended, "Credit Agreement" or "Agreement). All defined terms and section, exhibit and annex references shall refer to the Credit Agreement as amended. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, extend and modify the Commitment and the Commitment 2.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

1.  Subsection 1.1.A is amended to read as follows:

    "REVOLVING CREDIT NOTE 1.1.A. Subject to the terns and conditions hereof, Bank agrees to make loans to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the lesser of the Borrowing Base or $3,000,000.00 ("Commitment"). Loans shall take the form of advances under the note (as hereinafter defined) (each a "Loan"), or issuances by Bank of commercial letters of credit ("Commercial L/Cs") and/or standby letters of credit ("Standby L/Cs") (collectively, "Letters of Credit"). Borrower shall have the right to borrow, repay and reborrow under the note. Bank and Borrower agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, the Note, or any Loan. Loans shall be evidenced by and shall bear interest and be payable as provided in Borrower's $3,000,000.00 promissory note dated the Tenth Amendment Effective Date (together with any and all renewals, extensions, modifications replacements, and rearrangements thereof and substitutions therefor, "Note"), given in renewal and modification of Borrower's $3,000,000.00 promissory note dated February 26, 1996 (including all prior notes of which said note represents a renewal, extension, modification, increase, decrease, substitution, rearrangement or replacement thereof, a "Renewed Note"). As of March 27, 1996 there was an outstanding principal

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    balance of $2,800,000.00 under the Commitment, and an aggregate of
    $178,682.08 in L/C Obligations (representing Letter of Credit numbers 1460191, 1451961, 1444134, 1455643 and 1456977 issued and outstanding as of such date) for a total outstanding against the Commitment of $2,978,682.08; leaving $21,317.92 available under the Commitment on such date for additional Loans and issuances of Letters of Credit subject to the terms and conditions of this Agreement. Loans and Letters of Credit under the Commitment shall be for the purpose of providing working capital and letters of credit for Borrower's regular business operations."

2.  Subsection 1.1.C is amended to read as follows:

    "REVOLVING CREDIT NOTE-2 1.1.C. Subject to the terms and conditions hereof the Bank agrees to make loans ("Loans 2") to the Borrower from time to time before June 30, 1996 not to exceed at any one time outstanding the lesser of the Borrowing Base or $1,000,000.00 ("Commitment 2"), Borrower having the right to borrow, repay and reborrow. Bank and Borrower agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, Note 2 (as hereinafter defined) or any Loan 2. Loans 2 shall be evidenced by and shall bear interest and be payable as provided in Borrower's $1,000,000.00 promissory note dated the Tenth Amendment Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note 2"), given in renewal and modification of Borrower's $1,000,000.00 promissory note dated July 3, 1995 (including all prior notes of which said note represents a renewal, extension, modification, increase, decrease, substitution, rearrangement or replacement thereof, a "Renewed Note"). As of March 27, 1996 there was an outstanding principal balance of $300,000.00 under the Commitment-2, leaving $700,000.00 available under Commitment-2 for additional Loans 2 subject to the terms and conditions of this Agreement. Loans 2 shall be for the purpose of providing working capital for Borrower's regular business operations."

3. Section 8. The definition of Termination Date is amended by substituting "June 30, 1996" in place of "April 1, 1996", where the latter appears.

4.  Exhibit A is replaced with Exhibit A attached hereto.

5. Borrower confirms and ratifies each of the liens, security interests and other interests granted to Bank in each and all security agreements executed in connection with, related to, or securing each Renewed Note, L/C Obligation and Note as extending to and securing all Loans, L/C Obligations, and Notes, including but not limited to, each of those interest and liens described in the following listed Security Agreements. Borrower further agrees and acknowledges that "indebtedness secured hereby", "secured indebtedness", "Obligation" and any similar reference in any Security

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    Agreement includes each and all of the Loans, Loans 2, Note, Note 2, L/C
    Obligations, Applications and all other indebtedness evidenced or provided for in the Credit Agreement and Loan Documents. "Security Agreement" includes the following as executed and delivered by Borrower in favor of
    Bank: Security Agreement - (Accounts, Inventory, Equipment, Fixtures, General Intangibles, Other) dated February 26, 1991; Agreement and First Amendment to Security Agreement effective as of February 26, 1991; and any other security agreement previously executed by Borrower and delivered to Bank and not released by Bank which by its terms (general or specific) secure indebtedness provided for in the Credit Agreement; and all security agreements executed as of or on or about the Tenth Amendment Effective Date.

6. Each of the other Loan Documents are in all respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, confirmed, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

7. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below and receipt of additional documents in Proper Form as Bank may require in connection with this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement. This Amendment and the Credit Agreement as amended by this Amendment shall be included within the definition of "Loan Documents" as used in the Credit Agreement and "Agreement", as used in the Credit Agreement, shall mean the Credit Agreement as amended by this Amendment.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE

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CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

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     BORROWER:                         ERC INDUSTRIES, INC.



                                       By:
                                          ---------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------


     BANK:                             TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:
                                          ---------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------

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